The RBB Fund, Inc.

Altair Smaller Companies Fund (the “Fund”)

Supplement dated July 19, 2017
to the Fund’s Prospectus dated December 31, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective July 19, 2017, David J. Lin serves as a Portfolio Manager for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Prospectus:

1.	The information under the section entitled “Summary Section – Management of the Fund – Portfolio Managers – Altair Advisers LLC” of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Altair Advisers LLC
Steven B. Weinstein	President, Chief Investment Officer	October 21, 2014
Jason M. Laurie	Managing Director	October 21, 2014
Bryan R. Malis	Managing Director	October 21, 2014
Donald J. Sorota	Managing Director	October 23, 2015
David J. Lin	Director of Research	July 19, 2017

2.	The third paragraph of the section entitled “Management of The Funds – Investment Adviser” of the Fund’s Prospectus is deleted and replaced with the following:

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The investment team consists of Steven B. Weinstein, Jason M. Laurie, Bryan R. Malis, Donald J. Sorota and David J. Lin.

3.	In addition, the biographical information for David J. Lin is added under the section entitled “Management of The Funds – Investment Adviser” of the Fund’s Prospectus:

David J. Lin, Director of Research. Mr. Lin is the Director of Research of the Adviser. He is responsible for leading the research team’s ongoing due diligence efforts, which include identifying, evaluating, selecting, and monitoring investment managers across various asset classes and vehicle structures. Mr. Lin also serves on the Adviser’s Investment Committee. Mr. Lin is a CFA® charterholder and earned his B.S. in Finance from the University of Illinois Urbana-Champaign.

Please retain this Supplement for future reference.

The RBB Fund, Inc.

Altair Smaller Companies Fund (the “Fund”)

Supplement dated July 19, 2017
to the Fund’s Statement of Additional Information (“SAI”) dated December 31, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective July 19, 2017, David J. Lin serves as Director of Research for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s SAI:

1.	The table in the section entitled “The Portfolio Managers – Altair – Other Accounts” is amended to include information concerning Mr. Lin:

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2017.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
David J. Lin	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	306	$4.2 billion	0	$0

2.	The section entitled “The Portfolio Managers – Fund Shares Owned by Portfolio Managers” is amended to include information concerning Mr. Lin:

The following table sets forth the dollar range of equity securities beneficially owned by the following portfolio managers in the Fund as of June 30, 2017.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
David J. Lin	None

Please retain this supplement for future reference.